Supplement dated May 10, 2023 to the Statutory Prospectus dated May 1, 2023 for the following flexible premium variable universal life insurance policies issued by Pacific Life Insurance Company:

M's Versatile Product IX, M's Versatile Product VII, M's Versatile Product VIII, M's Versatile Product , M's Versatile Product VI, MVP VUL 10, MVP VUL Survivorship 3, MVP VUL Accumulator, M's Versatile Product – Survivorship II, Performer 500, Pacific Prime VUL, Pacific Select Survivorship VUL, Pacific Select VUL. Pacific Select VUL-Accumulation, Pacific Select Exec Survivorship VUL, Pacific Select Exec IV, Pacific Select Exec, Pacific Select Exec V, Pacific Select Exec Preserver VI, Pacific Select Exec II, and Pacific Select Exec III;

and the following flexible premium variable universal life insurance policy issued by Pacific Life & Annuity Company:

Pacific Select Exec V NY

The purpose of this supplement is to update certain underlying fund information. This supplement must be preceded or accompanied by the Statutory Prospectus, as applicable (collectively, the "Prospectus") for your Policy, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We", "us", or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective May 1, 2023, the underlying fund information related to Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT section will be deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses
M Capital Appreciation Fund; M Financial Investment Advisers, Inc.	1.00%
M Large Cap Growth Fund; M Financial Investment Advisers, Inc.	0.76%
M International Equity Fund; M Financial Investment Advisers, Inc.	0.68%
M Large Cap Value Fund; M Financial Investment Advisers, Inc.	0.63%
PIMCO Global Managed Asset Allocation Portfolio – Advisor Class; Pacific Investment Management Company, LLC	1.30%[1]
PIMCO Income Portfolio – Administrative Class; Pacific Investment Management Company, LLC	0.82%

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Form No. 15-52061-00
                85-52065-00